Acquisitions and dispositions	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions and dispositions	Acquisitions and dispositionsWe sometimes structure our acquisitions with both an initial payment and later contingent payments tied to post-closing revenue or income growth. Contingent payments were $5 million in 2021.
At Dec. 31, 2021, we are potentially obligated to pay additional consideration which, using reasonable assumptions and estimates, could range from $15 million to $45 million over the next 3 years.

Transactions in 2021

On Oct. 1, 2021, BNY Mellon completed the acquisition of Milestone Group Pty Ltd., a business solutions provider for the funds industry, which is included in the Securities Services business segment.

On Oct. 29, 2021, BNY Mellon completed the acquisition of the depositary and custody activities of Nykredit, which is included in the Securities Services business segment.

On Dec. 23, 2021, BNY Mellon completed the acquisition of Optimal Asset Management, an investment advisor that developed patented software to deliver customized investment solutions for investors, particularly direct indexing solutions, which is included in the Market and Wealth Services business segment.

Goodwill and intangible assets related to the 2021 acquisitions totaled $99 million and $70 million, respectively.

Transactions in 2020

In the fourth quarter of 2020, BNY Mellon entered into agreements to sell two legal entities. Those sales closed in the first and third quarters of 2021. BNY Mellon recorded a total after-tax loss of $34 million on these transactions in the fourth quarter of 2020 and a $4 million gain in the third quarter of 2021.

Transaction in 2019

On Nov. 8, 2019, BNY Mellon, along with the other holders of Promontory Interfinancial Network, LLC (“PIN”), completed the sale of their interests in PIN. BNY Mellon recorded an after-tax gain of $622 million on the sale of this equity investment.